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                                                                   Exhibit 10.16



                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                     INFORMATION PROCESSING SYSTEM AGREEMENT


                                 BY AND BETWEEN


                              OPEN SOLUTIONS INC.,
                             a Delaware corporation
                                      (OSI)


                                       AND


                           [Click here and type name]
                           --------------------------
                                   (Licensee)


                effective as of [Click here and type name], 1998


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                                TABLE OF CONTENTS

                                                                            Page


INFORMATION PROCESSING SYSTEM AGREEMENT........................................1
1.       Parties...............................................................1
2.       Components............................................................1
3.       Definitions...........................................................2
4.       Entirety of Agreement.................................................5
5.       Products and Services.................................................5
6.       Payments and Terms of Payment.........................................5
7.       License Fees..........................................................6
8.       Term..................................................................9
9.       Termination...........................................................9
10.      State Laws...........................................................10
11.      Amendments...........................................................10
12.      Acceptance...........................................................10
13.      Limitation of Liability..............................................10
14.      Warranties, Representations and Limitations..........................12
15.      Notification of Changes..............................................12

INITIAL PRODUCT ORDER.........................................................14

IMPLEMENTATION FEE SCHEDULE...................................................15

LICENSE FEE SCHEDULE..........................................................17

END USER SOFTWARE LICENSE.....................................................19
1.       Grant of License.....................................................19
2.       Ownership of Software................................................21
3.       Maintenance and Support Services.....................................21
4.       Termination of License...............................................21
5.       Notice of Default....................................................23
6.       Force Majeure........................................................24
7.       Infringement.........................................................24
8.       Confidentiality......................................................25
9.       Miscellaneous........................................................27


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SUPPORT SERVICES TERMS AND CONDITIONS.........................................29
1.       Definitions..........................................................29
2.       Support Coverage.....................................................30
3.       Support Services.....................................................30
4.       Term and Termination.................................................31
5.       Fees and Payment.....................................................31
6.       Response, Problem Resolution Standards and Error Correction..........32
7.       Confidentiality......................................................32
8.       Exclusions...........................................................32
9.       Limitation of Liability..............................................33

MAINTENANCE AND SUPPORT SERVICES FEE SCHEDULE.................................34

IMPLEMENTATION TERMS AND CONDITIONS...........................................35
1.       Implementation.......................................................35
2.       Implementation Services..............................................37
3.       Fees and Payment.....................................................38
4.       Term and Termination.................................................38
5.       Confidentiality......................................................39
6.       Exclusions...........................................................39
7.       Limitation of Liability..............................................39

TRAINING SCHEDULE.............................................................41

ESCROW TERMS AND CONDITIONS...................................................44
1.       Source Code Agreement................................................44
2.       License..............................................................44
3.       Definitions..........................................................45

AMENDMENTS TO AGREEMENT.......................................................46


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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                     INFORMATION PROCESSING SYSTEM AGREEMENT

1.       PARTIES

This INFORMATION PROCESSING SYSTEM AGREEMENT (the "Agreement") is made and entered into by and between Open Solutions Inc., a Delaware corporation (OSI), and:

                    [CLICK HERE AND TYPE NAME] (the "Licensee")
whose address is:   [CLICK HERE AND TYPE NAME]
                    [CLICK HERE AND TYPE NAME]

as of the "Effective Date" (as defined in section 3.5 below).

2.       COMPONENTS

This Agreement incorporates the following attachments which bear the same Agreement Number as set out in the header to this page above, each such attachment being referred to individually as an "Attachment" and collectively as the "Attachments":

         a)       Initial Product Order (Attachment #1).
         b)       End User Software License (Attachment #2).
         c)       Support Services Terms and Conditions (Attachment #3).
         d) Maintenance and Support Services Fee Schedule, which shall be updated from time to time (Attachment #4).
         e)       Implementation Terms and Conditions (Attachment #5).
         f)       Training Schedule (Attachment #6).
         g)       Escrow Terms and Conditions (Attachment #7).

This Agreement may also incorporate Additional Product Orders and Services Orders bearing the same Agreement Number as set out above, provided that:

         a) OSI has provided the Additional Product Order or Service Order form to Licensee;
         b) OSI and the Licensee both execute such Additional Product Order or Service Order; and
         c) Attachments to an Additional Product Order or Service Order shall only apply to the Additional Product Order or Service Order to which they are attached. Such attachments shall have no force or effect as to any other product order, service order, purchase order, confirmation or

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                  similar form, whether pre-existing or subsequently entered into, even if signed by the parties after the date hereof.

3.       DEFINITIONS

For purposes of this Agreement, capitalized terms wherever defined and used shall have the same meaning throughout this Agreement, unless otherwise specifically limited in this Agreement or a specific Attachment. The following definitions shall apply throughout this Agreement and its Attachments, unless specifically provided otherwise:

         3.01 ACCOUNT: The combined total of Licensee's asset and liability accounts processed on the system.

         3.1 CONVERSION: The conversion and formatting of Licensee's existing data for use with the Licensed Software.

         3.2 DESIGNATED COMPUTER HARDWARE: The computer and network equipment listed on the Initial Product Order which OSI believes is compatible with the Licensed Software (as hereinafter defined), and such other computer and network equipment which OSI believes is compatible with the Licensed Software.

         3.3 DESIGNATED LOCATION: The street address of the primary data base server which is part of the Designated Computer Hardware. The Licensee may change the Designated Location by providing written notice to OSI.

         3.4 DOCUMENTATION: All technical materials and documents, whether in hard copy or magnetic media or machine readable form, regarding the capabilities, operation, installation and use of the Licensed Software (as hereinafter defined).

         3.5 EFFECTIVE DATE: The date that this Agreement is last signed by the duly authorized signatory of either OSI or Licensee.

         3.6 HIGHER LEVEL LICENSE FEE: A license fee required to be paid by Licensee as a result of Licensee or any entity in the Licensee Group merging, adding affiliates or otherwise increasing beyond the aggregate asset size or number of accounts for which Licensee has already paid a License Fee or a Higher Level License Fee under this Agreement.

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         3.7      IMPLEMENTATION: The Installation and Conversion of the
                  Licensee's data for use with the Licensed Software in accordance with Implementation Terms and Conditions (Attachment #5).

         3.8 INCURRED EXPENSES: Reasonable travel and living expenses and other reasonable out-of-pocket expenses incurred in Implementation, Training, or Support Services, including (without limitation) file conversion costs; optional products and services, or hardware requested or authorized by Licensee, shipping charges; courier or delivery charges; tape, cartridge or diskette costs; or voice or non-voice telephone or communication costs.

         3.9 LICENSE: The restricted right to use the Licensed Software (as hereinafter defined) granted to Licensee by OSI in accordance with the terms of the End User Software License
                  (Attachment #2).

         3.10 LICENSE YEAR: Any 12 month period that commences on the Effective Date, or an anniversary of the Effective Date, and ends at midnight on the day before an anniversary of the Effective Date.

         3.11 LICENSED SOFTWARE: All versions of OSI's Proprietary Software (as hereinafter defined) and Third Party Software (as hereinafter defined) licensed by OSI to Licensee under this Agreement.

         3.12 LICENSEE GROUP: A subsidiary or affiliate of the Licensee, the parent corporation of Licensee, and any holding company of which Licensee is a subsidiary. For the purpose of this subsection, an affiliate will mean a corporation that is more than fifty percent (50%) owned directly or indirectly by the parent corporation of a Licensee, a subsidiary shall be a corporation of which Licensee directly or indirectly owns more than fifty percent (50%), and a parent corporation shall be a corporation that directly or indirectly owns more than fifty percent (50%) of Licensee, but only so long as such entities continue to qualify as such an affiliate, subsidiary or parent corporation.

         3.13 LIVE PRODUCTION: Processing Licensee's data in an actual production mode as opposed to testing mode only.

         3.14 OSI'S DATABASE MODEL: The version(s) of the database model, design and algorithm owned and developed by OSI and incorporated into OSI's Proprietary Software (as hereinafter defined).

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         3.15     OSI'S PROPRIETARY SOFTWARE: All version(s) of software owned by OSI and OSI's Database Model.

         3.16 OSI BASE SYSTEM: The OSI Proprietary Software containing the functional content defined as part of the base system in the Initial Product Order.

         3.17 OSI OPTIONAL MODULES: Software modules developed and proprietary to OSI which are not included as part of the base system but which may be licensed by Licensee for an additional license fee.

         3.18 REMOTE LOCATIONS: The street addresses of locations other than the Designated Location where terminals and computers are connected to the Licensed Software through the Licensee's local and wide area networks. The Licensee may change Remote Locations by providing written notice to OSI.

         3.19 SCHEDULED LIVE PRODUCTION DATE: The date specified in the initial product order on which the Licensee anticipates using the Software for Live Production.

         3.20 SOFTWARE: The version(s) of OSI's Proprietary Software, and Third Party Software (as hereinafter defined) ordered by Licensee through OSI, as set forth in the Product Orders, in object code format or database code format, together with the Documentation provided to Licensee by OSI, including updates, modifications or new releases of such software programs and Documentation that may be provided by OSI to the Licensee from time to time.

         3.21     SPECIFICATIONS:  All specifications set forth in:

                  a)       this Agreement,
                  b) the Report (as defined in the Implementation Terms and Conditions)
                  c)       the Documentation and
                  d) all other functional and technical specifications applicable to the Licensed Software.

         3.22 TERM: The initial five (5) year term of this Agreement or any extension of such initial term or any subsequent term as provided for herein.

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         3.23     THIRD PARTY SOFTWARE:  All version(s) of:

                  a) Software owned by third parties and integrated by OSI into OSI's Proprietary Software and provided and sub-licensed to Licensee by OSI ("Third Party Software Licensed from OSI"), and
                  b) Software owned by third parties under which, or with which, OSI's Proprietary Software operates and which is provided and licensed to Licensee by third party providers ("Third Party Software Licensed from Third Party").

4.       ENTIRETY OF AGREEMENT

Each party's acceptance of this Agreement (as indicated by execution hereof by their duly authorized representative) was and is limited to and is expressly conditioned upon the other party's acceptance of the terms contained in this Agreement, and its Attachments, to the exclusion of all other terms. Accordingly, both parties agree that this Agreement and its Attachments are the complete and exclusive statement of the mutual understanding of the parties and shall and do supersede and cancel all previous written and oral agreements and communications relating to the subject matter of this Agreement and its Attachments.

5.       PRODUCTS AND SERVICES

OSI will provide Licensee with the following:

                  a) OSI's Licensed Software as indicated on the Initial Product Order.
                  b) a limited license to use the Licensed Software, subject to the conditions set forth in the END USER SOFTWARE LICENSE.
                  c) the maintenance and support services set forth in the SUPPORT SERVICES TERMS AND CONDITIONS on the terms set forth therein and subject to the MAINTENANCE AND SUPPORT FEE SERVICES SCHEDULE.
                  d) the initial review, on-site survey and system implementation, as set forth in the IMPLEMENTATION TERMS AND CONDITIONS, and training services as set forth in the TRAINING SCHEDULE.
                  e) a full and current version and previous version of the Proprietary Software in escrow, pursuant to the ESCROW TERMS AND CONDITIONS.

6.       PAYMENTS AND TERMS OF PAYMENT

The fees required to be paid by Licensee to OSI under this Agreement include, but may not be limited to, the initial License Fee, Third Party Software License Fees, Third Party Interface Fees, Higher Level License Fees, an Annual Support Fee, a

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Training Fee, an Implementation Fee and Incurred Expenses, all as set out below.
In the event that Licensee requires, or requests, additional services then additional fees will be required. All invoices are due and payable when delivered. If OSI fails to invoice for a fee or Incurred Expenses, such failure shall not waive the requirement for payment of the same. Any invoice or fee not paid within thirty (30) days of the date due shall incur interest at the rate of 1.5% per month from the due date until paid to cover OSI's costs of collections as well as interest, or, if lower, the maximum rate allowed by law. All amounts due under this Agreement shall be paid in U.S. dollars.

Amounts payable to OSI hereunder are payable in full without deduction, or set off, and shall be in addition to all sales, use or other taxes or duties, which Licensee shall also be responsible for paying. Licensee shall duly and timely pay all taxes and duties, however designed, levied or based upon amounts payable to OSI hereunder (exclusive of United States Federal, state or local taxes based upon the net income of OSI) or the license, use or possession of the Licensed Software. Licensee agrees to indemnify and hold OSI harmless from any such taxes or duties which any federal, state or local taxing authority requires OSI to pay. Licensee may challenge the applicability of any such tax so long as it fully complies with applicable law in making such challenge, to include paying the tax or giving OSI other satisfactory assurance of compliance, if payment is required in order to make such challenge.

7.       LICENSE FEES

         7.1      INITIAL LICENSE FEES
         The Initial License Fees for the OSI Proprietary Software and OSI Optional Modules and Third Party Software Licensed From OSI, are set forth in the Initial Product Order and any subsequent Product Order(s). The Initial License Fee is calculated according to the License Fee Schedule Set forth in the Initial Product Order (Attachment #1).

         7.2 PAYMENT OF INITIAL LICENSE FEES AND THIRD PARTY SOFTWARE LICENSE FEES Initial License fees for OSI Proprietary Software and OSI Optional Modules and License Fees for Third Party Software Licensed from OSI are due and payable according to the following schedule:

                              EVENT                                % PAYMENT
                              -----                                ---------

         Execution and Delivery of Agreement                           30%

         Delivery of the OSI Proprietary Software and                  70%
         of Third Party Software Licensed from OSI



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         7.3      HIGHER LEVEL LICENSE FEES
         If Licensee or any entity in the Licensee Group, or any of them, merges, adds affiliates or otherwise increases beyond the aggregate asset size or number of actual accounts (active and inactive) for which Licensee has already paid a Licensee Fee or a Higher Level License Fee under this Agreement, Licensee agrees to pay an additional Higher Level License Fee as provided for in Initial Product Order (Attachment #1).

         7.4      ANNUAL SUPPORT FEES
         Annual Support Fees are set forth in the Support Services Terms and Conditions (Attachment #3) and the Maintenance and Support Services Fee Schedule (Attachment #4). Annual support fees are based upon License Fees paid in accordance with The Initial Product Order (Attachment #1), Higher Level License Fees if applicable, Fees for Third Party Software Licensed from OSI as indicated on The Initial Product Order as well as Fees for additional third party software installed during the term of this agreement including Fees resulting from additional usage of third party software as indicated in additional seats installed, Fees for third Party interfaces as indicated on the initial Product Order as well as Fees for additional interfaces ordered and installed during the term of this agreement and Fees for OSI Optional Modules as indicated on the Initial Product Order as well as Fees for additional OSI Optional Modules ordered and installed during the term of this agreement and the Annual Support Fee Rate (Attachment #4) in effect at the commencement of a License Year.

         Annual support for OSI Proprietary Software, Third Party Interfaces, OSI Optional Modules and Third Party Software Licensed from OSI commences at conversion to Live Production use. Annual Support Fees are due and payable upon receipt by Licensee of OSI's invoice.

         At Licensee's option, Licensee may prepay Annual Support Fees for the first four years of a five year term, and receive the fifth year of support for no additional charge except however that additional Annual Support Fees resulting from Higher Level License Fees as specified in
         Section 7.3 of the Information Processing System Agreement would be due in accordance with the Support Services Terms and Conditions.

         7.5      IMPLEMENTATION FEES
         Fees shall be due and payable for the following services related to implementation and conversion (collectively referred to as "Implementation Fees"). Such Implementation Fees are set out in the Fee Schedule attached to

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         the Initial Product Order (Attachment #1). Implementation fees shall be due and payable at the time of commencement of performance of the service for which the fee is charged and shall be deemed earned when the service is commenced because of the requirement for OSI to allocate resources for the performance of such services. OSI shall be entitled to bill for and collect an additional Implementation Fee, to be paid in advance, if Implementation is required whenever Licensee or any entity in the Licensee Group merges, adds affiliates, or otherwise changes its organization or structure such that implementation services are required from OSI.

                  7.5.1    CONVERSION SUPPORT SERVICES FEE
                  Licensee shall pay to OSI a Conversion Support Services Fee for OSI's agreement to perform the activities and processes provided for in subsections 1.a and 1.f of the Implementation Terms and Conditions (Attachment #5).

                  7.5.2    DATA CONVERSION SERVICES FEE
                  Licensee shall pay to OSI a Data Conversion Services Fee for OSI's agreement to perform the activities and processes provided for in subsections 1.e., 1.j., and 1.k. of the Implementation Terms and Conditions (Attachment #5).

                  7.5.3    CLIENT/SERVER IMPLEMENTATION SERVICES FEE
                  Licensee shall pay to OSI a Client/Server Implementation Services Fee for OSI's agreement to perform the activities and processes provided for in subsections 1.b., 1.c., 1.d., 1.g., and 1.h of the Implementation Terms and Conditions
                  (Attachment #5).

         7.6      TRAINING FEE
         A Training Fee is due and payable upon execution and delivery of this Agreement by Licensee. The Training Fee is set out in the Fee Schedule attached to the Initial Product Order.

         7.7      THIRD PARTY INTERFACE FEE
         Licensee shall pay to OSI a Third Party Interface as set out in the Fee Schedule attached to the Initial Product Order (Attachment #1) for each Third Party Interface provided, or developed by OSI. Unless defined in an amendment to the contrary, all Third Party Interfaces are presumed to conform to OSI's standard interface form, if the Third Party Software for which the Third Party Interface has been provided is rewritten or modified in such a manner that only serves the needs of a single Licensee or vendor or requires the development of a non-standard interface, then OSI reserves the right to charge

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         an additional Third Party Interface Fee for any such interface which must be rewritten or developed. In addition to Third Party Interface fees Licensee shall pay an annual support fee for Third Party Interfaces as provided for in paragraph 7.4 above.

         7.8      INCURRED EXPENSES
         Incurred Expenses shall be due and payable immediately upon receipt by Licensee of OSI's invoice for such incurred expenses.

         7.9      FEE CHANGES
         OSI reserves the right to adjust its fees and prices at any time subject to thirty (30) days' advance notice. Such changes shall have no retroactive effect on Licensee.

         7.10     DECONVERSION FEE
         Upon termination of this Agreement, if OSI provides services to Licensee in connection with such termination, for example assisting in data conversion, then Licensee shall pay to OSI fees for such services based upon OSI's then standard rates plus all out-of-pocket expenses incurred by OSI in performing such services.

8.       TERM

Subject to termination by OSI or Licensee as herein provided, the initial term of License with respect to the OSI Licensed Documentation and Licensed Software hereunder shall be five (5) years. The License shall be automatically renewed after five (5) years and each subsequent year thereafter, if Licensee is not then in material default under the terms of this Agreement and without requirement for payment by the Licensee of a Higher Level License Fee, if, but only if, the Licensee has not grown in Asset Size or Number of Accounts beyond the next level as listed in the Fee Schedule set out on the Initial Product Order (Attachment #1).

9.       TERMINATION

Licensee may terminate the License granted under this Agreement by giving OSI a sixty (60) day prior written notice of termination. OSI, or Licensee, may terminate the License as provided in the "End User Software License" the "Implementation Terms & Conditions," and the "Support Services Terms & Conditions." However, except for the License and except as otherwise expressly provided herein, the terms, conditions and obligations of this Agreement shall survive Termination. Termination shall not be an exclusive remedy and all other remedies shall be available whether or not the License or this Agreement is terminated.

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If Licensee terminates this Agreement pursuant to this Section prior to the end of the existing term, then the Licensee shall immediately pay to OSI all moneys due and payable to OSI at the time of termination in accordance with the terms of this Agreement, and in addition, as a termination fee and not as a penalty, Licensee shall pay to OSI one/half of the fees which would be or become due and payable pursuant to the Support Services Terms & Conditions for the balance of the unexpired term.

10.      STATE LAWS

This Agreement shall be deemed to have been made in, and be construed pursuant to the laws of the State of Connecticut and the United States without regard to conflicts of laws provisions thereof.

11.      AMENDMENTS

This Agreement may only be changed or modified by a written agreement duly signed by authorized representatives of both parties. Any waiver of any provision of this Agreement shall be effective only if made in writing and signed by a duly authorized representative of the waiving party.

12.      ACCEPTANCE

By their execution below, the parties, through their duly authorized representatives, accept and enter into this Agreement and agree to be bound by its terms and conditions. The undersigned individuals represent that each is duly authorized and empowered and directed to execute this Agreement on behalf of their respective organization.

13.      LIMITATION OF LIABILITY

13.1 OSI'S TOTAL LIABILITY TO LICENSEE OR ANY ENTITY IN THE LICENSEE GROUP UNDER ANY PROVISION OF THIS AGREEMENT OR FOR ANY AND ALL CLAIMS, LOSSES OR DAMAGES RELATING TO THE LICENSED PRODUCTS (WHETHER BASED ON TORT, CONTRACT, OR ANY OTHER THEORY) SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID BY LICENSEE TO OSI AS LICENSE FEES FOR THE LICENSED SOFTWARE GIVING RISE TO THE LIABILITY. THE PARTIES ACKNOWLEDGE THAT EACH OF THEM RELIED UPON THE INCLUSION OF THIS LIMITATION IN CONSIDERATION OF ENTERING INTO THIS AGREEMENT.

13.2     EXCEPT AS SPECIFICALLY OTHERWISE PROVIDED IN THIS AGREEMENT, AND IN
SECTION 7 OF THE END USER SOFTWARE LICENSE

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(ATTACHMENT #2), OSI SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES OF ANY KIND,
EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE.

13.3 IN NO EVENT SHALL OSI OR ITS LICENSORS BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE, OR INABILITY TO USE, THE LICENSED PRODUCTS OR ARISING OUT OF ANY OTHER CIRCUMSTANCES ASSOCIATED WITH THE SUBJECT MATTER OF THIS AGREEMENT AND ITS ATTACHMENTS, AND IN SUCH RESPECT LICENSEE AND LICENSEE GROUP SHALL NOT BE ENTITLED TO DAMAGES BASED ON LOSS OF PROFIT, LOSS OR INTERRUPTION OF DATA OR COMPUTER TIME, ALTERATION OR ERRONEOUS TRANSMISSION OF DATA, EVEN IF OSI IS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES OR SHOULD HAVE KNOWN OF SUCH POSSIBILITY.

13.4 THE EXPRESS WARRANTIES MADE IN THIS AGREEMENT TAKE THE PLACE OF AND SUPERSEDE ALL OTHER WARRANTIES, EXPRESS OR IMPLIED AND WHETHER OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. EXCEPT AS EXPRESSLY PROVIDED HEREIN, OSI DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE LICENSED SOFTWARE OR DOCUMENTATION.

13.5 THE LICENSEE UNDERSTANDS THAT OSI IS NOT RESPONSIBLE FOR AND WILL HAVE NO LIABILITY FOR AND DOES NOT WARRANT ANY HARDWARE, SOFTWARE PRODUCED BY OTHERS AND LICENSED TO LICENSEE, WHETHER DIRECTLY FROM THE THIRD PARTY OR THROUGH OSI AS A SUBLICENSOR, OR OTHER ITEMS OR ANY SERVICES PROVIDED BY ANY PERSONS OTHER THAN OSI.

13.6 EXCEPT FOR OSI'S INDEMNITY OBLIGATIONS UNDER SECTION 7 (RELATING TO INTELLECTUAL PROPERTY INFRINGEMENTS) OF THE END USER SOFTWARE LICENSE (ATTACHMENT #2), OR BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 8 OF THE END USER SOFTWARE LICENSE AND SECTION 5 OF THE IMPLEMENTATION TERMS AND CONDITIONS (ATTACHMENT #5), AND ANY LIABILITY OSI MAY HAVE FOR PERSONAL INJURY OR DAMAGE OR DESTRUCTION OF REAL OR TANGIBLE PERSONAL PROPERTY, OSI'S LIABILITY TO LICENSEE FOR ANY CAUSE WHATSOEVER AND REGARDLESS OF THE FORM OF ACTION AND WHETHER IN CONTRACT OR TORT, OR AT LAW OR EQUITY, SHALL

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NOT EXCEED THE AMOUNTS ACTUALLY PAID TO OSI BY LICENSEE HEREUNDER.

13.7 THE TERMS AND CONDITIONS OF THIS AGREEMENT CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY. THE LICENSED SOFTWARE AND ALL MATERIALS RELATED TO THE LICENSED SOFTWARE ARE SUBJECT EXCLUSIVELY TO THE WARRANTIES SET FORTH IN THIS AGREEMENT.

13.8 THE TERMS AND CONDITIONS OF THIS SECTION 13 SHALL SURVIVE TERMINATION OF THIS AGREEMENT FOR ANY REASON.

14.      WARRANTIES, REPRESENTATIONS AND LIMITATIONS

OSI WARRANTS AND REPRESENTS THAT THE SOFTWARE WILL PERFORM SUBSTANTIALLY IN ACCORDANCE WITH THE SPECIFICATIONS PERIODICALLY DELIVERED BY OSI TO LICENSEE.

OSI AGREES THAT IT WILL NOT WRONGFULLY DISABLE OR OTHERWISE RENDER INOPERABLE THE SOFTWARE OR ANY OTHER HARDWARE OR SOFTWARE ON LICENSEE'S COMPUTER SYSTEM FOR ANY REASON. ANY LIMITATION OF LIABILITIES SET OUT IN THIS SECTION AND WITH RESPECT TO OSI WILL BE NULL AND VOID IF OSI BREACHES ITS AGREEMENT SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE.

THIS AGREEMENT CONTAINS, AMONG OTHER THINGS, WARRANTY DISCLAIMERS, WARRANTY LIMITATIONS, LIABILITY LIMITATIONS AND USE LIMITATIONS. EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT AND ITS ATTACHMENTS ARE A MATERIAL BARGAINED FOR BASIS OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN AND ACCEPTED BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.

15.      NOTIFICATION OF CHANGES

Licensee shall notify OSI prior to changes to or installation of hardware or equipment in addition to the Designated Computer Hardware. Licensee also shall provide a written report to OSI on or prior to each anniversary of an Effective Date of Licensee's Asset and Account size. Provision of support and maintenance by OSI to

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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Licensee under the Support Services Terms and Conditions is conditioned upon
Licensee promptly notifying OSI of such changes to or installation of hardware or equipment in addition to the Designated Computer Hardware.

Licensee: [CLICK HERE AND TYPE NAME]
          --------------------------

Signature: _____________________________________      Date: ____________________

Name: __________________________________________      Title: ___________________

Address: [CLICK HERE AND TYPE NAME]
         --------------------------

City: [CLICK HERE AND TYPE NAME]    State: [CLICK HERE AND TYPE NAME]  Zip:
      --------------------------           --------------------------
[CLICK HERE AND TYPE NAME]
--------------------------

OPEN SOLUTIONS INC.


Signature: _____________________________________      Date: ____________________

Name: [CLICK HERE AND TYPE NAME]    Title: [CLICK HERE AND TYPE NAME]
      --------------------------           --------------------------

Address: 300 Winding Brook Drive
         -----------------------

City: Glastonbury                   State: CT                  Zip: 06033
      -----------                          --                       -----


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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                              INITIAL PRODUCT ORDER

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                           IMPLEMENTATION FEE SCHEDULE

                                                        MAN DAYS        FEES
                                                        --------        ----

CONVERSION SUPPORT SERVICES FEE:

-        Project Management
-        Project plan development and review
-        Status reporting
-        Kickoff meeting

DATA CONVERSION SERVICES FEE

-        Product mapping
-        Inventory products
-        Conversion programming
-        Testing and error resolution

HISTORY CONVERSION (Optional)                           ACCOUNTS        FEES

Loans -- one year @ $.25 per account
Time Deposits -- one year @$.15 per account
Savings -- three months @ $.15 per account
DDA -- one month @$.15 per account

CLIENT SERVER IMPLEMENTATION FEE:

-        Verification of the operability of the
         client server environment

-        Installation of Oracle, Data Replication
         & Financial Printing Software, etc.

CERTIFICATION OF THE NETWORK BY
OSI-SANCTIONED ENGINEERS

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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TRAINING FEE:

-        Allowance 52 Student Days
         Curriculum
-        ERA Training
         Product Manager/Product Setup
         Workshop
-        Deposit Training
-        Loan Training
-        Operations Training
-        IRS Reporting

OPTIONAL OSI MODULES

Note: Training conducted at OSI (co-mingled with other clients)
Additional student days available at $250/day during pre-installation period For training at OSI, rates do not include lodging, meals and transportation for client personnel

Total Implementation Fee (excluding out-of-pocket expenses)

ADDITIONAL SERVICES PER DIEM:                                            800

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                              LICENSE FEE SCHEDULE
                           (EFFECTIVE JANUARY 1, 1998)

        (License Fees are based on the higher of asset size or number of actual accounts)

ASSET SIZE OR NUMBER OF ACCOUNTS                LICENSE FEE FOR OSI BASE SYSTEM
--------------------------------                -------------------------------
<$60M or 7,200 Accounts                                                $140,000
<$100M or 15,000 Accounts                                              $175,000
<$175M or 25,000 Accounts                                              $225,000
<$250M or 40,000 Accounts                                              $250,000
<$300M or 60,000 Accounts                                              $300,000
<$400M or 75,000 Accounts                                              $375,000
<$500M or 85,000 Accounts                                              $450,000
<$600M or 100,000 Accounts                                             $550,000
<$700M or 120,000 Accounts                                             $650,000
<$800M or 140,000 Accounts                                             $750,000
<$900M or 160,000 Accounts                                             $825,000
<$1B or 180,000 Accounts                                               $875,000
<1.1B or 200,000 Accounts                                              $925,000
<1.2B or 220,000 Accounts                                              $975,000
<1.3B or 240,000 Accounts                                            $1,025,000
<1.4B or 260,000 Accounts                                            $1,075,000
<1.5B or 280,000 Accounts                                            $1,125,000
<1.7B or 320,000 Accounts                                            $1,275,000
<1.9B or 360,000 Accounts                                            $1,425,000
<2.1B or 400,000 Accounts                                            $1,500,000


The License Fee Schedule, and the Annual Support Fee Rate are subject to change. License fees based upon the number of accounts shall be adjusted after conversion when the actual number of converted accounts has been determined, and shall include both active and inactive accounts which are converted by OSI.

Additions to or changes in the Licensee's Designated Computer Hardware subsequent to Conversion and Installation will result in additional Initial License Fees.

The Higher Level License Fee shall be equal to the difference between the sum of the Initial License Fee plus any subsequent Higher Level License Fees already paid by Licensee under this Agreement and the then current License Fee for the asset size or number of accounts according to OSI's then current License Fee Schedule.

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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Increases in Licensee's Asset or Account size may result in increases in Annual
Support Fees for OSI Proprietary Software, OSI Optional Modules and Third Party Interfaces. Additions to or changes in the Licensee's Designated Computer Hardware subsequent to Conversion and Installation may result in additional Annual Support Fees for Third Party Software Licensed from OSI.

If the Licensee has grown to the next level or beyond then Licensee shall pay to OSI the differential between the original license fee paid by Licensee and the next level or levels of the then current "License Fee Schedule."

                          ADDITIONAL ATTACHMENTS FOLLOW

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                            END USER SOFTWARE LICENSE

This End User Software License (the "License Agreement") (Attachment #2) to this Agreement relates to and is hereby incorporated into the Information System Processing Agreement bearing the number set out in the heading to this page. Capitalized terms not defined in this License Agreement have the same meaning as defined elsewhere in this Agreement.

1.       GRANT OF LICENSE

Subject to the terms and conditions set forth in this Agreement, OSI grants Licensee and only Licensee, a restricted right (the "License") to use the Licensed Software for its own internal business operations and operations of any entity in the Licensee Group during the Term of this Agreement. This right does not apply to acquired institutions or other entities in the Licensee Group without payment of incremental License Fees calculated per the then current "License Fee Schedule" which forms a part of the Initial Product Order (Attachment #1).

         1.1      RESTRICTIONS ON LICENSE

         The License granted hereunder is a non-exclusive, non-transferable, non-assignable, non-sublicensable right to use OSI's Proprietary Software during the term of this Agreement to process its own data, and the data of entities in the Licensee Group. The License granted hereunder is also a non-exclusive, non-transferable, non-assignable, non-sublicensable right to use the Third Party Software licensed from OSI during the term of this Agreement to process its own data, and the data of entities in the Licensee Group. Provided, however, Licensee may process the data only of such entity in the Licensee Group for which Licensee paid or pays, prior to commencement of processing for such entity in the Licensee Group, License Fees at all times sufficient for the aggregate asset size calculated in combination with the asset size of Licensee, or the aggregate number of accounts calculated in combination with the number of accounts of Licensee.

         The License is subject to the further restrictions and limitations provided in this Agreement and this License Agreement and OSI's master licensing agreements with such third parties.

         Except as otherwise provided in the Escrow Terms and Conditions, Licensee has no right to receive, use or examine any Source Code (as defined in the

                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

         Escrow Terms and Conditions) or design documentation relating to the Licensed Software and the License grants no such right.

         The License gives Licensee the right to make such copies of the Licensed Software and Documentation as are reasonably necessary for Licensee's internal use of the Licensed Software and Documentation as contemplated hereunder and for back up and archival purposes. In exercising this right, Licensee shall reproduce and include the copyright notice and any other proprietary right notices and restrictions on use that appear on the original Licensed Software and Documentation on any copies and any media therefor.

         Licensee shall not, and shall not allow any third party to, without OSI's prior written consent:

         a) translate, interpret, decompile, disassemble, or otherwise reverse engineer or attempt to reconstruct or discover any source code, algorithms or underlying ideas incorporated in the License Software,
         b) remove any product identification, copyright or other notices from the Licensed Software,
         c) provide, lease, lend, use for timesharing or service bureau purposes or allow others to use the Licensed Software to or for the benefit of third parties,
         d) except as specified in the Specifications or Documentation provided by OSI, modify, incorporate into other software or create a derivative work of any part of the Licensed Software,
         e) load or use any portion of the Licensed Software (whether or not modified or incorporated into or with other software) on or with any machine or system other than Licensee's Designated Computer Hardware,
         f) except if, as and to the extent expressly authorized in the applicable user Documentation provided by OSI, transmit or use the Software over a network. This restriction does not prohibit interfacing to external systems or networks used by Licensee for its ordinary and necessary business operations,
         g) disseminate performance information or analysis (including, without limitation, benchmarks) to any other party relating to the Licensed Software,
         h) sell applications developed by Licensee which incorporate access to, or work against OSI's Database Model,
         i) make any modifications or additions to the Licensed Software or Documentation without the prior written consent of OSI.

                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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2.       OWNERSHIP OF SOFTWARE

As between the parties, OSI retains title to and ownership of and all proprietary rights with respect to the Licensed Software and OSI's Database Model and all copies and portions thereof, whether or not incorporated into or with other software. The License does not constitute a sale of the Licensed Software or any portion or any copy or reproduction of it. The License does not constitute a sale or transfer of any ownership interest in the Licensed Software, but merely constitutes a limited right to use the Licensed Software as set out herein.

3.       MAINTENANCE AND SUPPORT SERVICES

Maintenance and Support Services shall be provided under the terms and conditions set forth in the Support Services Terms and Conditions (Attachment #3 to this Agreement), which forms part of and is incorporated into this Agreement. OSI has no other obligations to provide support or maintenance or updates, enhancements, modifications or new releases under this Agreement or this License Agreement. No obligation of OSI under the Support Services Terms and Conditions shall survive termination of the License granted hereunder.

4.       TERMINATION OF LICENSE

         4.1 During the Term of this Agreement, the License shall be effective until terminated by termination of this Agreement. In addition to automatic termination at the end of the Term or any extension, termination can be effected as provided for in subsections 4.2 and 4.4 below, and Section 4 "Term & Termination" of the "Implementation Terms and Conditions." OSI's remedies in the event of a breach by licensee shall include an action for damages and, in the event of a material breach of the provisions of Section 1 (relating to restrictions) or Section 8 (relating to confidentiality) hereof, equitable relief to enjoin the activity of Licensee constituting the breach; provided, however, that as a condition to either such remedy, to the extent that Section 6 below requires written notice of such breach prior to commencement of a suit or legal action, OSI shall have first given Licensee such notice.

         4.2 In addition to other remedies, in law or equity, available to OSI hereunder, in the event of a breach by License of the provisions of sub- section (a) of Subsection 1.1 (relating to reverse engineering) or Section 8 (relating to confidentiality) which breach:

                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

                  a) threatens to have a material adverse impact on the value of the Software Confidential Information (as hereinafter defined), and

                  b) can be corrected by reasonable corrective steps available to the Licensee,

                           OSI may terminate the License so long as it complies fully with the provisions of this Section 4.2, as follows:

                           i) OSI must notify Licensee in writing ("Notice of Breach") specifying the actions constituting the alleged breach and the reasonable steps which it believes can and must be taken by Licensee to correct such breach.

                           ii) If Licensee, within thirty (30) days following the date of such Notice of Breach, implements the steps specified by OSI for correcting the breach, or proposes other similar reasonable steps calculated to correct such breach and OSI agrees in writing to the steps proposed by Licensee, then OSI may not terminate the License until Licensee has in good faith taken such steps and has been unsuccessful in remedying the breach.

                           iii)     If Licensee fails or refuses, within thirty
                                    (30) days following receipt of such Notice of Breach, to commence taking the steps required by OSI, or proposed by Licensee and approved in writing by OSI, to correct the breach and OSI elects to terminate the License, OSI shall provide further written notice (the "Notice of Termination") to Licensee of its intention to terminate the License effective no less than thirty (30) days after the date of the Notice of Termination.

                           iv)      Such termination shall only take effect if:

                                    (a)     the thirty (30) day notice period
                                            expires without the Licensee having
                                            undertaken reasonable corrective
                                            steps which have either been
                                            concluded or are being continuously
                                            pursued with all reasonable
                                            diligence, and

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                                    (b)      the tolling period in effect as
                                             provided in Section 4.3 below, if
                                             any, has expired.

         4.3 Any dispute which arises between the parties concerning the interpretation and application of Section 4.2 or the performance of the obligations thereof, which dispute cannot be promptly resolved by the parties, may be submitted by either party to mediation in Hartford, Connecticut, with the parties sharing equally the cost of mediation. The termination of the License provided for in Section 4.2 shall be tolled pending the completion of and determination of the results of such mediation.

         4.4 Unless otherwise agreed to in writing by OSI, upon termination of the License Licensee shall immediately cease all use of the Licensed Software and all portions thereof (whether or not modified or incorporated with or into other software), return to OSI or destroy all copies of the Licensed Software and Documentation and all portions thereof, and have an executive officer of Licensee so certify in writing to OSI.

         4.5 Unless this Agreement has expired, except for the License and except as otherwise expressly provided herein, the terms of this Agreement shall survive termination of the License.

5.       NOTICE OF DEFAULT

Except as to a breach of the obligations contained in Section 8 (relating to confidentiality for which no notice is required prior to commencement of a suit or other legal action), neither party may commence a suit or legal action on account of a default by the other party in the performance of any or its obligations under this Agreement, unless the party seeking to bring such suit or action shall first give the defaulting party written notice of the default, specifying the nature and circumstances thereof. Such notice shall be given at least the following number of days prior to the commencement of the suit or legal action:

         a)       three (3) business days in the case of defaults under
                  Section 1;
         b)       ten (10) days in the case of non-payment; and
         c)       thirty (30) days in all other cases.


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6.       FORCE MAJEURE

Neither party shall be deemed to have breached this Agreement or this License Agreement by reason of any delay or failure in its performance arising from events beyond its reasonable control, including, but not limited to, acts of God, acts of war, riot, epidemic, fire, flood or other disasters.

7.       INFRINGEMENT

         7.1 OSI represents and warrants that it has the sole ownership of and/or the right to license and sub-license the Licensed Software as contemplated by this Agreement and this License Agreement and has the full power to grant the rights granted herein without the consent of any other person or entity.

         7.2 OSI shall defend, indemnify and hold Licensee and its officers, directors, agents and employees harmless from and against any and all claims, suits, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or resulting from any claim that Licensee's use of the OSI Proprietary Software infringes a United States patent or copyright, or trademark or misappropriates a trade secret of any third party, provided OSI is:

                  a) promptly notified of any and all threats, claims and proceedings related thereto,
                  b) given reasonable assistance (at OSI's sole cost and expense), and
                  c) given the opportunity to choose counsel, assume sole control over the defense and all negotiations for a settlement compromise.

The provisions of this Section 7.2 do not apply to any Third Party Software.

         7.3 In the event that the Licensed Software, or any portion thereof, becomes the subject of a claim of infringement or misappropriation, OSI may, at its expense, take any of the following steps so that Licensee's use is not subject to any claim of infringement or misappropriation and Licensee is provided with functionally equivalent software, provided that Licensee's use of the Licensed Software conforms with the provisions of this Agreement:

                  a) procure for Licensee the right to continue using the Licensed Software or
                  b) replace or modify the infringing portion of the Licensed Software.

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         7.4      The foregoing obligations of OSI do not apply with respect to software and any other products or portions or components thereof:

                  a) which are not the latest available release supplied by OSI to Licensee,
                  b) which are modified by Licensee after shipment by OSI, if the alleged infringement relates to such modification, unless OSI has consented to the modification in writing, or such modifications is otherwise authorized, permitted or provided for under the Specifications, Documentation or this License Agreement, or
                  c) which are combined with other products, processes or materials where the alleged infringement relates to such combination, unless OSI has consented in writing to such combination or such combination is otherwise authorized, permitted or provided for under the Specifications, Documentation or this License Agreement.

         7.5 THE FOREGOING STATES THE ENTIRE LIABILITY OF OSI WITH RESPECT TO INFRINGEMENT OF ANY PATENTS, COPYRIGHTS, TRADEMARKS OR MISAPPROPRIATION OF TRADE SECRETS BY THE OSI PROPRIETARY SOFTWARE OR ANY PARTS THEREOF. NO COSTS OR EXPENSES SHALL BE INCURRED FOR THE ACCOUNT OF OSI BY LICENSEE OR ITS AGENTS WITHOUT THE PRIOR WRITTEN CONSENT OF OSI.

8.       CONFIDENTIALITY

         8.1 Licensee acknowledges that, in the course of using the Licensed Software it may receive confidential information relating to the Licensed Software including, but not limited to, the Licensed Software's mode of operation, trade secrets, know-how, inventions (whether or not patentable), techniques, processes, programs, ideas, algorithms, schematics, testing procedures, software design and architecture, computer code and database model, internal documentation, design and function specifications, product requirements, problem reports, analysis and performance information, user documentation and other technical information, plans and data, all of which is confidential and of value to OSI's business (the "Software Confidential Information"). Such Software Confidential Information shall belong solely to OSI and Licensee agrees that it will not use or disclose any Software Confidential Information without OSI's prior written consent, except as expressly allowed by this License Agreement.

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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         8.2      As part of the arrangements contemplated by this Agreement, each party acknowledges that it will receive valuable business, marketing, financial and other information, plans and data from the other party which is the confidential property of the disclosing party. All information and data which is marked "Confidential" or, in the case of orally conveyed information, which is confirmed in writing within thirty (30) days of conveyance to be confidential (the
                  "General Confidential Information" of the disclosing party) shall be treated as confidential thereafter. The following types of information shall always be considered confidential information (whether or not marked as "Confidential"): financial information, marketing and business plans, software products and systems and customer lists. Each of the parties agrees that it shall not copy, use or disclose any General Confidential Information of the other party without its prior written consent, except as expressly allowed by this License Agreement.

         8.3 Each party agrees in respect of General Confidential Information which it receives from the other party, OSI agrees in respect of the Licensee Confidential Information and Licensee agrees in respect of the Software Confidential Information that it shall:

                  a) take all reasonable measures to maintain such information in confidence,
                  b) disclose such information only to those of its employees, agents and consultants who have a "need to know", and only after such employees and consultants have agreed in writing to be bound by all of the confidentiality provisions of this License Agreement,
                  c) not use such information for any purpose other than the purposes expressly provided herein, and
                  d) not copy such information except as expressly provided herein.

                  Except as provided herein, Licensee shall not, without the prior written consent of OSI disclose or otherwise make available the Licensed Software or copies thereof to any third party. The foregoing provisions shall not preclude Licensee from operating the Licensed Software in the ordinary course of Licensee's business for its intended purpose and for the use licensed hereunder in the presence of third parties or from providing copies of the output and reports of the Licensed Software to such third parties.

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         8.4      The confidentiality obligations set forth in this License
                  Agreement shall not apply with respect to information (except Licensee's Confidential Information) which

                  a) is or has become readily publicly available without restriction through no fault of the receiving party or its employees or agents,
                  b) is received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information,
                  c) was rightfully in the possession of the receiving party without restriction prior to its disclosure by the other party, or
                  d) is independently developed by employees, consultants or agents of the receiving party without access to the Software Confidential Information or the disclosing party's General Confidential Information.

         8.5 The parties recognize and agree that there is no adequate remedy at law for a breach of the provisions of this Section 8, that such a breach would irreparably harm the non-disclosing party and that the non-disclosing party is entitled to equitable relief (including, without limitation, injunctions) with respect to any such breach or potential breach in addition to any other remedies available to it at law or in equity.

         8.6 The provisions of this Section 8 shall survive termination or expiration of the License and this License Agreement for any reason whatsoever.

9.       MISCELLANEOUS

         9.1 This Section 9 applies to the entire Agreement of which this License Agreement is a part as Attachment #2.

         9.2 Any notice, report, approval or consent required or permitted hereunder shall be delivered in writing, or mailed by registered or certified US mail, postage prepaid or reputable overnight carrier (e.g. Federal Express) to the address set forth in the Initial Product Order for notices (or such other address as a party may designate by ten (10) days written notice delivered in accordance with this Section 9.2) and shall be deemed given upon receipt.

         9.3 No failure to exercise, and no delay in exercising, on the part of either party, any privilege, any power or any rights hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                  power hereunder preclude future exercise of any other right or power hereunder. If any provision of this License Agreement or this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this License Agreement and this Agreement shall otherwise remain in full force and effect and enforceable.

         9.4 The prevailing party in any action to enforce this License Agreement or this Agreement shall be entitled to recover costs and expenses including, without limitation, reasonable attorneys' fees.

         9.5 The price and terms of this License Agreement and this Agreement are confidential and no press release or other written or oral disclosure of any nature regarding the price terms of this License Agreement or this Agreement shall be made by either party without the other party's prior written approval; however, approval for such disclosure shall be deemed given to the extent such disclosure is required to comply with governmental laws, orders, rules or regulations.

         9.6 In the event of a conflict or ambiguity among any of the documents constituting the Specifications, such conflict shall be resolved first in favor of this Agreement, secondly in favor of the Report, thirdly in favor of the Documentation and lastly in favor of the other functional, technical and design specifications, which have been provided to Licensee by OSI, and are applicable to the Licensed Software.


                          ADDITIONAL ATTACHMENTS FOLLOW



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                      SUPPORT SERVICES TERMS AND CONDITIONS

This Support Services Terms and Conditions (Attachment #3) to this Agreement relates to and is hereby incorporated into the Information System Processing Agreement bearing the number set out in the heading to this page. Capitalized terms not defined in Section 1 below have the same meaning as defined elsewhere in this Agreement.

1.       DEFINITIONS

Unless defined otherwise herein, capitalized terms used in these Support Services Terms and Conditions shall have the same meaning as set forth in this Agreement.

         1.1 ACCOUNTS: The combined totals of Licensee's liability and asset accounts processed on the Software.

         1.2 ASSET SIZE: The total assets as described in the Licensee's most recent quarterly report of condition ("Call report") filed with the Primary Regulator.

         1.3 ERROR: A condition in the Licensed Software which causes the OSI Proprietary Software to fail to operate correctly.

         1.4 ERROR CORRECTION: The use of commercially reasonably efforts to correct Errors.

         1.5      FIX: The repair of Licensed Software to remedy an Error.

         1.6 PREVIOUS SEQUENTIAL RELEASE: The release of the Licensed Software replaced by a subsequent release of the same Licensed Software.

         1.7 PRODUCT UPDATES: New releases of the Licensed Software which support new regulations and provide product enhancements and Fixes. Product Updates consist of one copy of published revisions to the printed Documentation and one copy of revisions the machine readable Licensed Software incorporated in the Product Updates.

         1.8      SUPPORT SERVICES: OSI support services as described in
                  Section 3.

         1.9 TELEPHONE SUPPORT: Technical support telephone assistance provided by OSI to the Technical Support Contact concerning problem resolution

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--------------------------------------------------------------------------------

                  and the use of the then current release of Licensed Software and the Previous Sequential Release.

         1.10 WORK AROUND: A modification of the Licensed Software or a change in the procedures followed or data supplied by Licensee.

2.       SUPPORT COVERAGE

Subject to the terms hereof, OSI shall provide Support Services to Licensee for the Licensed Software indicated on the Initial Product Order. OSI shall also provide Support Services hereunder for each additional Installation of Licensed Software, provided Licensee pays to OSI Initial License Fees and Annual Support Fees for such additional Installations as specified in subsequent Product Orders. Support Services must be obtained separately for each Installation of Licensed Software.

3.       SUPPORT SERVICES

Support Services consist of:

         a) Telephone Support provided to the Licensee's Technical Support Contact concerning the Installation and use of the then current release of the Licensed Software and Previous Sequential Release,
         b) Product Updates of the Licensed Software that OSI in its discretion makes generally available to its customer base. Support Services do not include the physical installation of Product Updates. Product Updates installation may be performed by OSI upon Licensee's written request and shall be billable to Licensee at OSI's then current applicable rate.
         c) As part of the Support Services provided hereunder, OSI agrees to provide Product Updates on a timely basis in order to enable Licensee to comply with federal banking laws and regulations pertaining to the subject matter of the Licensed Software.
         d) As provided in the Exclusions section of these Support Terms and Conditions, as a condition precedent to continued Support Services and Product Updates, and as a condition precedent to any warranty of the Licensed Software specifically stated in this Agreement, Licensee agrees to promptly implement such modifications, updates and enhancements to the Licensed Software (in the form of Product Updates) and to Third Party Software Licensed From Third Party as OSI shall require from time to time in its sole discretion.


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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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4.       TERM AND TERMINATION

         4.1 Support Services shall be provided for the duration of the End-User Software License, unless terminated by either party as provided in this Agreement.

         4.2 OSI may suspend or cancel Support Services if Licensee fails to make payments of Annual Support Fees in accordance with
                  Section 5 titled "Fees and Payment," other than payments being disputed in good faith, within ten (10) days after Licensee receives notice on non-payment.

         4.3 OSI may suspend or cancel Support Services if Licensee fails in a reasonably prompt manner to implement such modifications, updates and enhancements to the Licensed Software (in the form of Product Updates) and to Third Party Software Licensed From Third Party as OSI shall require from time to time in its sole discretion.

5.       FEES AND PAYMENT

         5.1 Licensee shall pay OSI an Annual Support Fee for the Licensed Software, which shall be computed in accordance with the License Fee Schedule. The Annual Support Fee shall be due and payable upon the Live Production Date. The Annual Support Fee shall be billed on an annual basis, payable in advance of OSI's providing annual Support Services. Licensee's payment shall be due upon receipt of OSI invoice. Licensee shall be responsible for all taxes associated with Support Services other than US taxes based on OSI's net income. In the event Licensee fails to pay the Annual Support Fee to OSI by the due date, then to reinstate or renew Support Services, Licensee shall first pay OSI all unpaid prior Annual Support Fees, plus a late charge of 1.5% per month from the date due to the date of payment, prorated daily, and the then current Annual Support Fee, as computed in accordance with the License Fee Schedule of this Agreement.

         5.2 OSI intends to provide certain Support Services via a remote on-line connection to Licensee's Designated Computer Hardware. Licensee hereby agrees to assist OSI in the creation of such a remote on-line connection as part of the Implementation of the Software and agrees to maintain and allow OSI access to its Designated Computer Hardware and the Software through such remote on-line connection. In the event that the remote on-line connection is not available to OSI necessitating that OSI's personnel have to attend Licensee's facility to perform

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

                  Support Services that would otherwise have been provided via the remote on-line connection ("Additional Support Services"), Licensee agrees, in addition to the Annual Support Fee:

                  a) to pay a per diem charge for all Additional Support Services at OSI's then standard rates for such services and
                  b) to reimburse OSI for all reasonable travel and living expenses incurred by or on behalf of OSI and its personnel in providing the Additional Support Services to Licensee at Licensee's facility, which shall have been pre-approved by Licensee in writing.

                  Any such charges for Additional Support Services and reimbursement for travel and living expenses shall be billed by OSI to Licensee on a monthly basis.

6.       RESPONSE, PROBLEM RESOLUTION STANDARDS AND ERROR CORRECTION

         6.1 All reasonable efforts shall be made to resolve problems promptly. Upon Licensee's notification to OSI of a problem, OSI will investigate such problem to determine the nature and origin of such problem and upon completion of such investigation outline to Licensee in a telephonic communication the procedures to be followed in reaching resolution to such problem. OSI shall exercise commercially reasonable efforts to correct any Error or non-conformance reported by Licensee in the OSI Proprietary Software.

7.       CONFIDENTIALITY

All information provided by either party to the other pursuant to these Support Terms and Conditions shall be subject to the confidentiality obligations set forth in the End User Software License.

8.       EXCLUSIONS

         8.1 A condition precedent to OSI's obligation to perform Support Services shall be that the Software problems shall not be solely the result of:

                  a) Licensees's wilful abuse or wilful misapplication of the Software,
                  b) Use of the Software other than as specified in the Documentation,
                  c) Use of the Software in conjunction with hardware identified by OSI as incompatible with the Software,

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                  d)       Licensee's failure to promptly implement such
                           modifications, updates and enhancements to the Licensed Software (in the form of Product Updates) and to Third Party Software Licensed From Third Party as OSI shall require from time to time in its sole discretion, or
                  e)       Other causes beyond the reasonable control of OSI.

         8.2      OSI shall have no obligation to support:

                  a) Altered, damaged or modified Licensed Software (unless such modifications are consented to in writing by OSI or otherwise authorized, permitted or provided for under the Documentation, Specifications or this Agreement) or any portion of the Licensed Software incorporated with or into other software;
                  b) Licensed Software that is not the then current release or immediately Previous Sequential Release.

         8.3 Upon Licensee's request, OSI shall provide Support Services for the Licensed Software which has malfunctioned as a result of any of the causes described in this Section 8 at its then current and standard rates for material and labor.

         8.4 Support Services do not include physical installation of Product Updates.

9.       LIMITATION OF LIABILITY

Except for a breach of its confidentiality obligations under Section 7 or any liability OSI may have for personal injury or damage or destruction of real or tangible personal property, OSI's liability for damages from any cause of action whatsoever relating to OSI's agreement to provide Support Services shall be limited to the amount paid by Licensee as Annual Support Fee for applicable year.

                          ADDITIONAL ATTACHMENTS FOLLOW



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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

                  MAINTENANCE AND SUPPORT SERVICES FEE SCHEDULE
                           (EFFECTIVE JANUARY 1, 1998)

Support Services for the Licensed Software shall be provided as specified in the Support Services Terms and Conditions Attachment for the annual support services fees (the "Annual Support Fee") for such services, to be calculated on the basis of the Licensee's then current asset and actual account size, the then current License Fee Schedule for the Licensed Software and the then current Annual Support Fee Rate.

                          1998 ANNUAL SUPPORT FEE RATES

         LICENSED SOFTWARE EXCLUDING ATM NETWORK MANAGEMENT AND INTERNET
                                  HOME BANKING
       Twenty Percent (20%) of applicable License Fee as determined above

                             ATM NETWORK MANAGEMENT

               Twenty Five Percent (25%) of applicable License Fee

                              INTERNET HOME BANKING

                 Twenty Percent (20%) of applicable License Fee
















                          ADDITIONAL ATTACHMENTS FOLLOW





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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                       IMPLEMENTATION TERMS AND CONDITIONS

This Implementation Terms and Conditions (Attachment #5 to this Agreement) relates to and is incorporated into the Information System Processing Agreement bearing the number set out in the heading to this page. Capitalized terms not defined herein have the same meaning as defined elsewhere in this Agreement.

1.       IMPLEMENTATION

Licensee has requested that OSI provide certain implementation services and processes (collectively "Implementation"). These services and processes need to occur in order for the Licensed Software which the Licensee has ordered (as indicated on the Initial Product Order) to be properly installed and operated.

         a) OSI and Licensee shall each make qualified representatives available to meet and to review required Implementation tasks, set dates for such tasks, and establish a project plan (the "Installation Project Plan") mutually agreeable to both parties in accordance with OSI's then current guidelines for installation and implementation of the Licensed Software (the "Initial Review");

         b) OSI shall, based upon information provided by Licensee to OSI, provide to Licensee an initial equipment requirements specification applicable to Licensee's information processing system requirements as have been identified by Licensee to OSI, and Licensee shall select hardware and network installation providers ("Licensee's Consultants") who are qualified to design and install the requisite equipment and network meeting the equipment requirements specification. Licensee shall submit the qualifications statements and resumes of Licensee's Consultants to OSI for its review and approval. OSI's review and approval of the qualification statements and resumes shall not constitute an endorsements by OSI of Licensee's Consultants, nor shall such review and approval make OSI responsible in any manner for the performance of Licensee's Consultants, but is merely intended to allow OSI to give Licensee the benefit of OSI's experience in reviewing the qualifications of consultants in the hardware and network business. After selection of License's Consultants by Licensee, and their review and approval by OSI, OSI shall review with Licensee and Licensee's Consultants the necessary preparations for the Licensee's business, technical, security and equipment requirements for its information processing system;


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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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         c)       Licensee's Consultants shall perform a survey of Licensee's business, technical, security and equipment requirements for its information processing system, per OSI's recommended equipment configuration, (the "On-Site Survey"), and shall prepare a report to Licensee as to the actions which Licensee must take to make the necessary preparations for its bank information processing system, including but not limited to, reporting as to the specifications for the hardware, network and software required by Licensee (the "Report");

         d) Licensee shall submit the Report to OSI for its review and approval. Licensee agrees and acknowledges that OSI's review and approval of the Report is a necessary and indispensable part of the Implementation process. OSI's review and approval of the Report shall not constitute a warranty or guarantee by OSI that if Licensee's Consultants, perform in accordance with the Report that additional work or expense will not be required, nor shall such review and approval make OSI responsible in any manner for results of the performance of the work specified in the Report, but is merely intended to allow OSI to give Licensee the benefit of OSI's experience in the Implementation process.

         e) If applicable, Licensee shall obtain from its current data processing provider the necessary information in such media and at such time as OSI requests.

         f) OSI shall provide Licensee with (the "Installation Project Plan") at least sixteen (16) weeks prior to the Live Production Date, which Licensee shall review, approve. Licensee agrees that it shall assign the requisite personnel resources to the task identified in the Installation Project Plan as assigned to Licensee to ensure that the Live Production Date can be met.

         g) Licensee shall cause Licensee's Consultants to duly install and configure and make fully operational the Designated Computer Hardware and applicable Third Party Software Licensed From Third Party Software Vendors in accordance with the requirements of the Report no later than the Scheduled Equipment Date specified in the Installation Project Plan (the "Hardware Installation");

         h) Licensee shall cause Licensee's Consultants to duly install all required network components of the Designated Computer Hardware and applicable Third Party Software Licensed From Third Party Vendors in accordance with the requirements of the Report no later than the

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

                  Scheduled Equipment Date specified in the Installation Project Plan (the "Network Installation");

         i) If applicable, Licensee shall obtain from its current data processing provider the necessary information in such media as OSI requests to permit OSI to perform the Conversion.

         j) OSI shall perform the conversion programming services required to convert Licensee's existing core data to support the information processing requirements of the Licensed Software ("Conversion") per the scheduled conversion dates specified in the Installation Project Plan. IN NO EVENT SHALL OSI CONVERT ACCOUNT OR TRANSACTION HISTORY, OR PERFORM CIF SCRUBBING ACTIVITIES, UNLESS SUCH ACTIVITIES ARE COVERED IN AN AMENDMENT TO THIS AGREEMENT.

         k) OSI shall provide personnel to train Licensee's designated personnel in the use of the Licensed Software, as specified in and subject to the terms and conditions of the Training Schedule.

2.       IMPLEMENTATION SERVICES

         2.1 Licensee shall be solely responsible for Equipment, Network and Third Party Software Licensed From Third Party Providers. As part of the Installation, Licensee shall acquire such additional hardware, network components and systems software as mutually agreed to and as indicated in a revised Initial Product Order, if any, following the On-Site Survey, Licensee shall exercise commercially reasonable efforts to timely complete said Installations on or before the respective scheduled date specified on the Initial Product Order.

         2.2 OSI shall exercise commercially reasonable efforts to complete the Licensed Software Installation on or before the Scheduled live production date specified in the Initial Product Order. OSI's completion of the Licensed Software Installation by the Scheduled live production date, is conditioned upon the Licensee completing those Implementation tasks not identified as OSI's Implementation Services and, therefore, identified as responsibilities of the Licensee, including without limitation, Equipment Installation and Network Installation. All Licensee and OSI tasks will be per the Installation Project Plan, which OSI will prepare, and upon which Licensee and OSI will mutually agree, and upon Licensee's acceptance will be the schedule of tasks and

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


                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

                  responsibilities necessary to achieve live production by the Scheduled live production date.

3.       FEES AND PAYMENT

         3.1 Licensee shall pay OSI the Implementation Service Fee specified in the Initial Product Order.

         3.2 If, as a result of the On-Site Survey and the Report, Licensee determines that it desires OSI to perform additional services not included in the Installation Project Plan, additional services shall be documented in an amended Installation Project Plan. In addition, if as a result of Licensee or Licensee's Consultants failure to timely perform all Licensee assigned tasks under the Installation Project Plan, OSI is required to perform additional services beyond those which OSI customarily and ordinarily performs in the Implementation process for clients similarly situated as Licensee, OSI reserves the right to charge Licensee for any such additional services performed on behalf of Licensee, at the rates specified in the Initial Product Order.

                  In the event that it is necessary for OSI to perform additional services pursuant to an amended Installation Project Plan, or as a result of Licensee or Licensee's Consultant failing to timely perform Licensee identified tasks in the Installation Project Plan, OSI and Licensee shall enter into good faith negotiations in order to determine the amount of additional days of Implementation Services that will be required to complete Implementation (the "Additional Implementation Service Days") and the rate for such days. The Additional Implementation Service Days and applicable rates agreed upon shall be documented by execution of an OSI Service Work Order Form. Licensee shall pay for such Additional Implementation Service Days at such rates as are evidenced in the OSI Service Work Order Form.

4.       TERM AND TERMINATION

         4.1 Implementation Services shall be provided until completion of Implementation as contemplated hereunder.

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

         4.2 Licensee may terminate the Implementation Services at any time for any reason.

                  In the event of termination of the License by Licensee for any reason Licensee shall pay to OSI the full Implementation Fee, the full Initial License Fee, the full Training Fee, and any other amounts that have accrued and are payable by Licensee pursuant to the terms of this Agreement.

5.       CONFIDENTIALITY

All information provided by either party to the other pursuant to these terms and conditions shall be subject to the confidentiality obligations set forth in the End User Software License.

6.       EXCLUSIONS

OSI shall have no obligation to conduct Implementation Services in relation to any software other than that specified in a Product Order and shall only be obligated to conduct Licensed Software Installation, Pre-Conversion, if applicable, Conversion, if applicable, and Training Services once Licensee has completed Equipment and Network Installations in accordance with terms and conditions of this Agreement.

7.       LIMITATION OF LIABILITY

         7.1 OSI REPRESENTS AND WARRANTS THAT ALL IMPLEMENTATION SERVICES WILL BE PERFORMED BY DULY QUALIFIED PERSONNEL IN A PROFESSIONAL WORKMAN-LIKE MANNER AND TO STANDARDS GENERALLY ACCEPTED IN THE INDUSTRY.

         7.2 THESE TERMS AND CONDITIONS CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY. THE SOFTWARE AND ALL MATERIALS RELATED TO THE LICENSED SOFTWARE ARE SUBJECT EXCLUSIVELY TO THE WARRANTIES SET FORTH IN THE END USER SOFTWARE LICENSE.

         7.3 THE PROVISIONS OF THIS SECTION 7 SHALL SURVIVE TERMINATION OR EXPIRATION OF IMPLEMENTATION SERVICES AND/OR THIS AGREEMENT FOR ANY REASON WHATSOEVER.

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

                          ADDITIONAL ATTACHMENTS FOLLOW






















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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
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                                TRAINING SCHEDULE

This Training Schedule (Attachment #6 to this Agreement) relates to and is incorporated into the Information System Processing Agreement bearing the number set out in the heading to this page. Capitalized terms not defined herein have the same meaning as defined elsewhere in this Agreement. Training on the Licensed Software shall be provided by OSI at OSI's facility to individuals designated by the Licensee on a "Train-the-Trainer" basis, according to the following plan. OSI recognizes that the training needs of individuals will vary and are dependent upon different skill levels. Training shall be performed at OSI's facility in classes or settings which include other party's employees and will not be "private" to Licensee. Some aspects of the training schedule will be basic to some employees while necessary for others. The schedule shall be as follows:

TCBS TRAINING

Training on the OSI Proprietary Software shall be provided by OSI to individuals designated by the Licensee on a "Training the Trainer" basis except for audiences as stated otherwise. The prerequisite training requirement of basic PC (Personal Computer) navigation skills and basic Microsoft Windows functionality is a responsibility of the Licensee. TCBS Training is conducted at OSI, Glastonbury, CT; exceptions to contract training allocations are defined below following the course descriptions.

-----------------------------------------------------------------------------------------------------------
COURSES                                                                LENGTH OF         TOTAL STUDENT DAYS
                                                                       COURSE            PER CONTRACT
-----------------------------------------------------------------------------------------------------------
                                                                                         SM       MD     LG
-----------------------------------------------------------------------------------------------------------
EXTENDED RELATIONAL ANALYSIS TRAINING                                  1 day             1        1      2
Seminar-style training for bank defined audience.
-        Concepts of basic and extended relational
         analysis.
-        Tables and their role within the database.
-        Properties and interdependencies of a
         relational database.
-----------------------------------------------------------------------------------------------------------


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


                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
COURSES                                                                LENGTH OF         TOTAL STUDENT DAYS
                                                                       COURSE            PER CONTRACT
-----------------------------------------------------------------------------------------------------------
                                                                                         SM       MD     LG
-----------------------------------------------------------------------------------------------------------
PRODUCT MANAGER TRAINING/PRODUCT SET-UP                                5 days            10       15     20
WORKSHOP
Combined lecture and hand on training.  Audience
should have full knowledge of their current products,
and be able to make business level decisions while
setting up their products on-line.
-        Two part training: a) Major/Minor product
         concept combined with specific Deposit/Loan
         Product training; and b) a workshop to set up
         the banks' current products online.
-----------------------------------------------------------------------------------------------------------
DEPOSIT TRAINING                                                       4 days             4        4      8
Hands on system training restricted to TRAIN THE
TRAINER audience.  Training is TCBS system
functionality; training is not tailored to Licensee's
specific products, business processes or procedures.
-        Conduct common monetary transaction
         processing.
-        Teller administrative functions; account
         inquiries; off-line processing; loan monetary
         transactions.
-        CSR functions; customer and deposit account
         opening and maintenance, account and
         miscellaneous inquiries.
-        Branch operations functions; exception item
         processing; cashbox management; and printer
         management.
-----------------------------------------------------------------------------------------------------------




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


                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
COURSES                                                                LENGTH OF         TOTAL STUDENT DAYS
                                                                       COURSE            PER CONTRACT
-----------------------------------------------------------------------------------------------------------
                                                                                         SM       MD     LG
-----------------------------------------------------------------------------------------------------------
LOAN TRAINING                                                          5 days             5        5     10
Hands on system training restricted to TRAIN THE
TRAINER audience.  Training is TCBS system
functionality; training is NOT tailored to Licensee's
specific products, business processes or procedures.
-        loan account opening and maintenance;
         establish persons and organizations.
-        process loan monetary transactions.
-        process loan escrow functions;
         creating/maintaining property records, tax and
         insurance information; escrow analysis and
         invoices.
-        manage external loan interfaces, batch loan
         payment coupon printing.
-        establish loan investor accounts and manage
         the related activities.
-----------------------------------------------------------------------------------------------------------
OPERATIONS TRAINING/WORKSHOP                                           5 days             5       10     10
Hands on system training restricted to TRAIN THE
TRAINER audience.  Training is TCBS system
functionality; training is not tailored to Licensee's
specific products, business processes or procedures.
-        Perform general bank branch and department
         level operations system functions.
-        Develop/maintain system authorization and
         security structure.
-        Manage the network operating and remote
         support systems.
-----------------------------------------------------------------------------------------------------------
IRS REPORTING TRAINING                                                 2 days             2        2      2
Hands on system training for bank employee
responsible for processing tax reporting and
regulatory compliance duties.
-        Extract and manage files related to the
         reporting process.
-        Experiment with the reporting application.
-----------------------------------------------------------------------------------------------------------
                   TOTAL TRAINING DAYS PER CONTRACT                                      27       37     52
-----------------------------------------------------------------------------------------------------------



                          ADDITIONAL ATTACHMENTS FOLLOW

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                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

                           ESCROW TERMS AND CONDITIONS

This attachment related to and is incorporated into the below-referenced Agreement. Capitalized terms not defined herein have the same meaning as defined elsewhere in this Agreement.

1.       SOURCE CODE AGREEMENT

Upon execution of this Agreement, OSI agrees to immediately place and thereafter maintain the Source Code (as hereinafter defined) from the most current release of the Proprietary Software and the last release of the Proprietary Software in escrow with an agent pursuant to an escrow agreement which OSI shall provide to Licensee for review prior to execution (the "Escrow Agreement"). The Source Code shall be updated per each new release. This Agreement between the escrow agent and OSI shall provide that in the event OSI ceases to do business in the normal course, discontinues offering to provide support, is in default of its obligations as set out in the Support Services Terms and Conditions, or in the event of insolvency, bankruptcy, or assignment for the benefits of creditors of OSI, Licensee shall have the right to secure the Source Code from said escrow agent so long as the License remains in full force and effect and Licensee has not materially breached the terms thereof and failed to cure such breach upon timely receipt of proper notice required thereunder. The escrow agent shall be authorized to release the Source Code to Licensee in accordance with these Escrow Terms and Conditions and the Escrow Agreement. Licensee is (and said Source Code agreement between OSI and Escrow Agent shall state that Licensee is) an intended third party beneficiary and has a direct right of action to enforce the provisions of said Source Code agreement between OSI and Escrow Agent.

2.       LICENSE

In the event that Licensee obtains the Source Code pursuant to these Escrow Terms and Conditions, the Source Code shall be deemed to be licensed to the same extent as the Proprietary Software is licensed to Licensee pursuant to the End User Software License, except that:

         a) Licensee shall use the Source Code solely to maintain and support, and for these purposes to modify, update and upgrade the Proprietary Software; and

         b) Licensee shall have the right to make such copies of the Licensed Software and Documentation as are reasonably necessary for Licensee's use of the Licensed Software and Documentation as contemplated

                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

                  hereunder and for back up and archival proposes. In exercising this right, Licensee shall reproduce and include the copyright notice and any other notices that appear on the original Licensed Software and Documentation on any copies and any media therefor.

3.       DEFINITIONS

For purposes of this Agreement, "Source Code" shall mean both machine readable and human readable copies of the Proprietary Software consisting of instructions to be executed upon a computer in the language used by is programmers (i.e. prior to compilation or assembly) in a form in which the program logic of the Proprietary Software is deducible by a human being, fully commented, and including all available related flow diagrams and all other documentation and manuals which would allow persons who are experienced computer programmers but who are unfamiliar with the Proprietary Software to properly effect modifications and support for the Proprietary Software.

                          ADDITIONAL ATTACHMENTS FOLLOW

                                       INFORMATION PROCESSING SYSTEM AGREEMENT #
--------------------------------------------------------------------------------

                             AMENDMENTS TO AGREEMENT

The following shall constitute Amendments to this Agreement, and except for the following amendments this Agreement shall in all other respects be the sole agreement of the parties unamended hereby.
















Licensee: [CLICK HERE AND TYPE NAME]
          --------------------------

Signature: _________________________________ Date: _____________________________

Name: [CLICK HERE AND TYPE NAME]             Title: [CLICK HERE AND TYPE NAME]



OPEN SOLUTIONS INC.

Signature: _________________________________ Date: _____________________________

Name: [CLICK HERE AND TYPE NAME]             Title: [CLICK HERE AND TYPE NAME]

                               ATTACHMENTS FOLLOW